UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  December 31, 2015

(Date of earliest event reported)

PEOPLES FINANCIAL SERVICES CORP.

(Exact name of registrant as specified in its charter)

001-36388

(Commission File Number)

PA	23-2391852
(State or other jurisdiction of incorporation)	(IRS Employer of Identification No.)

150 North Washington Avenue, Scranton, Pennsylvania	18503-1848
(Address of principal executive offices)	(Zip Code)

(570) 346-7741

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2015, the registrant, Peoples Financial Services Corp. (the “Company”), Peoples Security Bank and Trust Company (the “Bank”) and Craig W. Best, President and Chief Executive Officer of the Company and the Bank, entered into a First Amendment to Employment Agreement, which amended the Employment Agreement dated as of January 3, 2011 among the parties.  The First Amendment amends and restates the stock ownership guidelines set forth in an appendix to the Employment Agreement, reducing the amount of stock Mr. Best is required to own from an amount equal to three times his base salary to an amount equal to his base salary.  The foregoing description of the First Amendment is qualified in its entirety by reference to the text of the First Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The employment and services of Gregory D. Misterman, Executive Vice President and Chief Credit Officer of the Bank and a named executive officer of the Company, ceased on December 31, 2015.

On January 5, 2016, the Bank and Gregory D. Misterman entered into a Separation and Release Agreement, pursuant to which, subject to the terms and conditions of the agreement, the Bank agreed to pay Mr. Misterman severance in the gross amount of $93,500, plus up to $30,000 for executive outplacement assistance.  Pursuant to the agreement, Mr. Misterman provided the Bank, the Company and related persons a general release of all claims arising or occurring through the date of the release.  The agreement also includes customary confidentiality and non-disparagement provisions.  The foregoing description of the Separation and Release Agreement is qualified in its entirety by reference to the text of the Separation and Release Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

10.1	First Amendment to Employment Agreement dated December 31, 2015, by and among Peoples Financial Services Corp., Peoples Security Bank and Trust Company and Craig W. Best.

10.2	Separation and Release Agreement dated January 5, 2016, by and between Gregory D. Misterman and Peoples Security Bank and Trust Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES FINANCIAL SERVICES CORP.

By:	/s/ Scott A. Seasock
Scott A. Seasock
Executive Vice President and Chief Financial
Officer (Principal Financial Officer and Principal
Accounting Officer)

Date: January 6, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Employment Agreement dated December 31, 2015, by and among Peoples Financial Services Corp., Peoples Security Bank and Trust Company and Craig W. Best.

10.2	Separation and Release Agreement dated January 5, 2016, by and between Gregory D. Misterman and Peoples Security Bank and Trust Company.